UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund:  Intermediate Term Portfolio of BlackRock Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Intermediate Term Portfolio of BlackRock Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 09/30/06

Item 1 -    Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Intermediate Term Fund
OF BLACKROCK BOND FUND, INC.


ANNUAL REPORT    SEPTEMBER 30, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Bond Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
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BlackRock Intermediate Term Fund of
BlackRock Bond Fund, Inc.


Portfolio Information as of September 30, 2006


                                               Percent of
Asset Mix                                  Total Investments

Government & Agency Obligations                   21.0%
Corporate Bonds                                   15.6
Asset-Backed Securities                           13.6
Government Agency
   Mortgage-Backed Securities                     12.2
Non-Government Agency
   Mortgage-Backed Securities                      9.4
Foreign Government Obligations                     1.6
Preferred Securities                               1.2
Other*                                            25.4

 * Includes portfolio holdings in short-term investments and options.



Quality Ratings by                             Percent of
S&P/Moody's                                Total Investments

AAA/Aaa                                           51.4%
AA/Aa                                              6.5
A/A                                                4.6
BBB/Baa                                            7.0
BB/Ba                                              0.8
B/B                                                0.6
N/R (Not Rated)                                    3.3
Other*                                            25.8

 * Includes portfolio holdings in preferred stocks, short-term investments and options.


Proxy Results


During the six-month period ended September 30, 2006, BlackRock Intermediate Term Fund of BlackRock Bond Fund, Inc.'s shareholders voted on the following proposals. On August 15, 2006 the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:


                                                             Shares Voted       Shares Voted       Shares Voted
                                                                 For              Against            Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                   17,281,265          268,036            308,087

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                   17,255,651          281,050            320,687



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


  Data, including assets under management, are as of June 30, 2006.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


A Discussion With Your Fund's Portfolio Managers


We maintained a relatively conservative approach throughout the fiscal year, looking to our yield curve positioning and duration profile as the key drivers of relative performance.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2006, BlackRock Intermediate Term Fund of BlackRock Bond Fund, Inc.'s (formerly Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc.) Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.13%, +2.71%, +2.70%, +3.15% and +2.63%, respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned +3.67%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

The past year was characterized by reasonable (albeit slowing) economic growth, inflationary fears propagated by high energy prices and a continued vigilant Federal Reserve Board (the Fed). The Fed raised interest rates six times during the fiscal period before pausing on August 8, at last acknowledging a slowdown in economic growth. At this point, the bond market began to rally, with the benchmark 10-year Treasury yield falling as bond prices correspondingly rose. Still, year-over-year, yields rose across the curve and uncertainty prevailed as the markets struggled to interpret the intentions of new Fed Chairman Ben Bernanke. On balance, it was a fairly challenging period for fixed income investment.

The Fund's performance was influenced by our duration profile, yield curve strategy and sector allocation decisions. In the first half of the year, we had positioned the portfolio for a flattening yield curve, expressed largely through an underexposure in the two-year - five-year part of the curve and an above-average position in the 30-year area. Because bond prices move in the opposite direction of yields, our strategy paid off as short-term yields rose more than long-term yields. This effect reversed in March as the yield curve began to resteepen, and we took the opportunity to begin moving away from our flattening bias.

Similarly, we began the fiscal year with a relatively short duration but started to limit that bias somewhat as the Fed approached its desired "neutral" federal funds target. By mid-year, the Fund was positioned with a slightly long duration, a posture we assumed as the 10-year Treasury yield approached 5.25%. Our increasing duration hurt performance at times when interest rates rose (as a shorter duration means less sensitivity to interest rate risk, and vice versa). However, our longer relative duration was a positive in the final quarter of the period as yields began to move lower.

In terms of specific fixed income sectors, we maintained a neutral-to-slightly underweight position in corporate bonds and mortgages for much of the year, a strategy that benefited performance compared to the benchmark. This was particularly true in the second quarter of 2006 as credit spreads (versus Treasury issues of comparable maturity) widened. Conversely, we overweighted structured products, such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), a move that enhanced performance as these sectors offered an incremental yield advantage over Treasury issues. Exposure to Treasury Inflation Protected Securities (TIPS) early in the year detracted from performance.


What changes were made to the portfolio during the period?

We actively adjusted the portfolio's duration profile based on our assessment of interest rate direction. Although interest rates rose year-over-year, they also fell at times when the Fed began to soften its stance on inflation and expectations for future interest rate hikes declined. As Chairman Bernanke sought to establish credibility with the markets, his statements often resulted in ambiguity regarding the direction of interest rates. We worked to manage the Fund's duration amid the uncertainty.

We began the year with a relatively short duration. In March, the Treasury curve steepened by 20 basis points (.20%) between the two-year and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, and served to support the short end as the long end normalized. This prompted us to remove some of our curve flattening bias and to move from a short duration bias toward a more neutral duration profile. By the second quarter of 2006, as long-term interest rates continued to rise, the Fund's duration was slightly longer than that of the benchmark index. In our view, the 10-year U.S. Treasury began to represent value as its yield approached 5.25%. By period-end, as long-term interest rates moved lower, we returned to a slightly short duration bias in an effort to shield the portfolio from any potential backup in rates.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Turning to sectors, the portfolio was underweight in corporate bonds for much of the year as credit spreads remained tight, meaning there was little additional yield to be gained in exchange for the risk involved. In the final three months of the period, we reestablished some exposure to corporate bonds as spreads widened and value was restored to the sector. We felt corporate bonds should perform well if rates remained at or near the low levels reached in the second quarter. With this additional exposure, the portfolio's position in corporate bonds increased from an underweight versus the benchmark to an overweight. At period-end, 23.6% of the Fund's net assets was invested in investment grade corporate bonds.

For the most part, we continued to favor high-quality spread sectors throughout the year for their yield-enhancement potential. Having said that, we did reduce exposure to these sectors in the second quarter of 2006 in keeping with a general theme of risk reduction in the portfolio. Overall, we preferred CMBS and ABS for their relatively high credit quality and potential to generate additional yield for the portfolio.


How would you characterize the Fund's position at the close of the period?

In our last report to shareholders, we noted that a slowdown in economic activity should help to calm some of the inflationary fears propagated by the Fed. This seemed to materialize as the Fed opted to interrupt its two-year interest rate-hiking campaign in August, and again chose to leave rates unchanged on September 20, citing an obvious slowdown in the economy as a factor in its decision. Indeed, inflation is a lagging indicator, and we believe we have yet to feel the full effects of the Fed's 17 consecutive interest rate hikes. In addition, the housing market is weakening and high energy prices have taken a bite out of consumption. All of this gives us reason for optimism. As such, we shifted the portfolio slightly to take advantage of a more favorable credit environment.


John Burger
Vice President and Portfolio Manager


Patrick Maldari
Vice President and Portfolio Manager


James J. Pagano
Vice President and Portfolio Manager


Frank Viola
Vice President and Portfolio Manager


October 2, 2006


Effective October 2, 2006, Portfolio Managers Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Anderson is a Vice Chairman of BlackRock, Inc., Chief Investment Officer for Fixed Income and a member of the firm's Executive and Management Committees. He is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. Mr. Anderson is a founding partner of BlackRock, which was established in 1988. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. Mr. Amero joined BlackRock in 1990. Mr. Marra, a Managing Director of BlackRock and portfolio manager, is a member of the Investment Strategy Group. He joined BlackRock in 1995. Mr. Phillips, a Managing Director of BlackRock and portfolio manager, also is a member of the Investment Strategy Group. He joined BlackRock in 1991.


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B1, Investor C2 and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes. Class R Shares remain the same.


On October 16, 2006, the Fund was reorganized into BlackRock Bond Fund of BlackRock Bond Fund, Inc.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Performance Data


About Fund Performance


The Fund has multiple classes of shares:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                        6-Month         12-Month         10-Year        Standardized
As of September 30, 2006                              Total Return    Total Return     Total Return     30-day Yield
Class A Shares*                                          +3.39%          +3.13%           +71.64%           4.42%
Class B Shares*                                          +3.18           +2.71            +64.70            4.05
Class C Shares*                                          +3.17           +2.70            +64.56            4.04
Class I Shares*                                          +3.35           +3.15            +73.19            4.56
Class R Shares*                                          +3.10           +2.63            +65.63            4.06
Lehman Brothers Aggregate Bond Index**                   +3.73           +3.67            +86.31             --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Class A Shares*++, Class B Shares*++, Class C Shares*++, Class I Shares*++ and Class R Shares*++ compared to a similar investment in Lehman Brothers Aggregate Bond Index++++. Values illustrated are as follows:


Class A Shares*++

Date                                             Value

September 1996                                 $ 9,900.00
September 1997                                 $10,750.00
September 1998                                 $11,759.00
September 1999                                 $11,726.00
September 2000                                 $12,301.00
September 2001                                 $13,686.00
September 2002                                 $14,689.00
September 2003                                 $15,525.00
September 2004                                 $16,075.00
September 2005                                 $16,476.00
September 2006                                 $16,992.00


Class B Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,813.00
September 1998                                 $11,780.00
September 1999                                 $11,698.00
September 2000                                 $12,221.00
September 2001                                 $13,541.00
September 2002                                 $14,485.00
September 2003                                 $15,234.00
September 2004                                 $15,709.00
September 2005                                 $16,035.00
September 2006                                 $16,470.00


Class C Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,799.00
September 1998                                 $11,774.00
September 1999                                 $11,692.00
September 2000                                 $12,214.00
September 2001                                 $13,533.00
September 2002                                 $14,476.00
September 2003                                 $15,224.00
September 2004                                 $15,698.00
September 2005                                 $16,023.00
September 2006                                 $16,456.00


Class I Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,860.00
September 1998                                 $11,902.00
September 1999                                 $11,880.00
September 2000                                 $12,475.00
September 2001                                 $13,894.00
September 2002                                 $14,926.00
September 2003                                 $15,790.00
September 2004                                 $16,365.00
September 2005                                 $16,791.00
September 2006                                 $17,319.00


Class R Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,806.00
September 1998                                 $11,784.00
September 1999                                 $11,704.00
September 2000                                 $12,229.00
September 2001                                 $13,552.00
September 2002                                 $14,487.00
September 2003                                 $15,310.00
September 2004                                 $15,807.00
September 2005                                 $16,137.00
September 2006                                 $16,563.00


Lehman Brothers Aggregate Bond Index

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,971.00
September 1998                                 $12,234.00
September 1999                                 $12,189.00
September 2000                                 $13,041.00
September 2001                                 $14,731.00
September 2002                                 $15,997.00
September 2003                                 $16,863.00
September 2004                                 $17,483.00
September 2005                                 $17,971.00
September 2006                                 $18,631.00


   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with an average remaining maturity of three to ten years, depending on market conditions.

++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

     Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/06                     +3.13%            +2.10%
Five Years Ended 9/30/06                   +4.42             +4.21
Ten Years Ended 9/30/06                    +5.55             +5.44



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 9/30/06                     +2.71%            +1.73%
Five Years Ended 9/30/06                   +3.99             +3.99
Ten Years Ended 9/30/06                    +5.12             +5.12



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 9/30/06                     +2.70%            +1.72%
Five Years Ended 9/30/06                   +3.99             +3.99
Ten Years Ended 9/30/06                    +5.11             +5.11



Class I Shares                                              Return

One Year Ended 9/30/06                                       +3.15%
Five Years Ended 9/30/06                                     +4.51
Ten Years Ended 9/30/06                                      +5.65



Class R Shares                                              Return

One Year Ended 9/30/06                                       +2.63%
Five Years Ended 9/30/06                                     +4.09
Ten Years Ended 9/30/06                                      +5.18

     * Maximum sales charge is 1%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     April 1, 2006 to
                                                               April 1,        September 30,      September 30,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $1,033.90            $4.26
Class B                                                         $1,000           $1,031.80            $6.33
Class C                                                         $1,000           $1,031.70            $6.33
Class I                                                         $1,000           $1,033.50            $3.75
Class R                                                         $1,000           $1,031.00            $6.28

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,020.71            $4.23
Class B                                                         $1,000           $1,018.67            $6.29
Class C                                                         $1,000           $1,018.67            $6.29
Class I                                                         $1,000           $1,021.21            $3.73
Class R                                                         $1,000           $1,018.72            $6.24

 * For each class of the Fund, expenses are equal to the expense ratio for the class (.84% for Class A,
   1.25% for Class B, 1.25% for Class C, .74% for Class I and 1.24% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments                                       (in U.S. dollars)


          Face
        Amount  Asset-Backed Securities++                              Value

                ACE Securities Corp. (c):
USD    202,198      Series 2003-OP1 Class A2, 5.69%
                    due 12/25/2033                                $     202,340
     1,550,000      Series 2005-ASP1 Class M1, 6.01%
                    due 9/25/2035                                     1,562,275
     3,950,000      Series 2005-HE6 Class A2B, 5.53%
                    due 10/25/2035                                    3,951,538

        78,141  Aegis Asset Backed Securities Trust Series 2004-1
                  Class A, 5.68% due 4/25/2034 (c)                       78,154

       700,800  Altius Funding Ltd. Series 2005-2A Class D,
                  8.071% due 12/05/2040 (c)(h)                          700,800

                Ameriquest Mortgage Securities, Inc. (c):
     1,450,000      Series 2003-7 Class M1, 6.18%
                    due 8/25/2033                                     1,463,604
     1,250,000      Series 2004-R1 Class M2, 5.91%
                    due 2/25/2034                                     1,254,286

       514,697  Argent Securities, Inc. Series 2004-W11 Class A3,
                  5.69% due 11/25/2034 (c)                              514,921

                Bear Stearns Asset Backed Securities, Inc. (c):
       259,788      Series 2004-HE9 Class 1A2, 5.70%
                    due 3/25/2032                                       259,898
     1,807,530      Series 2005-4 Class A, 5.66% due 1/25/2036        1,808,497
     4,000,000      Series 2005-HE10 Class A2, 5.62%
                    due 8/25/2035                                     4,010,764
     1,550,000      Series 2005-SD1 Class 1A2, 5.63%
                    due 7/25/2027                                     1,553,737

       400,000  Buckingham CDO Ltd. Series 2005-2A Class E,
                  8.321% due 4/05/2041 (c)(h)                           396,000

                Capital Auto Receivables Asset Trust:
       171,072      Series 2003-2 Class B, 5.61%
                    due 1/15/2009 (c)                                   171,090
       700,000      Series 2004-2 Class D, 5.82%
                    due 5/15/2012 (h)                                   690,768

                Countrywide Asset Backed Certificates (c):
     1,300,173      Series 2003-2 Class M1, 6.028%
                    due 6/26/2033                                     1,302,130
       140,164      Series 2003-BC3 Class A2, 5.64%
                    due 9/25/2033                                       140,255
       633,819      Series 2004-5 Class A, 5.78%
                    due 10/25/2034                                      639,537
     1,200,000      Series 2004-5 Class M2, 6%
                    due 7/25/2034                                     1,209,533
     1,350,000      Series 2004-13 Class AF4, 4.583%
                    due 1/25/2033                                     1,330,380
     1,350,000      Series 2004-13 Class MF1, 5.071%
                    due 12/25/2034                                    1,320,160

     1,500,000  Credit-Based Asset Servicing and Securitization
                  Series 2005-CB2 Class AV2, 5.53%
                  due 4/25/2036 (c)                                   1,500,527



          Face
        Amount  Asset-Backed Securities++                              Value

USD    750,000  Duke Funding High Grade II-S/EGAM, Ltd.
                  Series 2006-1A Class D, 8.32%
                  due 10/04/2050 (c)(h)                            $    750,000

     2,050,000  Equifirst Mortgage Loan Trust Series 2004-2
                  Class M1, 5.88% due 7/25/2034 (c)                   2,062,981

                First Franklin Mortgage Loan Asset-Backed
                  Certificates (c):
        40,444      Series 2003-FF5 Class A2, 6.052%
                    due 3/25/2034                                        40,301
     1,942,911      Series 2004-FF10 Class A2, 5.73%
                    due 12/25/2032                                    1,947,341
     3,243,865      Series 2005-FF10 Class A6, 5.68%
                    due 11/25/2035                                    3,246,744

                Home Equity Asset Trust (c):
     1,258,707      Series 2005-1 Class A2, 5.61% due 5/25/2035       1,261,196
       848,538      Series 2005-3 Class 1A2, 5.58%
                    due 8/25/2035                                       848,925

     1,241,403  Irwin Home Equity Series 2005-C Class 1A1,
                  5.59% due 4/25/2030 (c)                             1,241,854

                Long Beach Mortgage Loan Trust (c):
       245,289      Series 2002-4 Class 2A, 5.79%
                    due 11/26/2032                                      245,433
       122,515      Series 2004-1 Class A3, 5.63% due 2/25/2034         122,543

                Morgan Stanley ABS Capital I, Inc. (c):
       789,085      Series 2003-NC5 Class M2, 7.33%
                    due 4/25/2033                                       792,648
       182,176      Series 2004-NC1 Class A2, 5.70%
                    due 12/27/2033                                      182,236
     1,623,947      Series 2005-HE1 Class A2MZ, 5.63%
                    due 12/25/2034                                    1,627,622
       498,478      Series 2005-NC2 Class A1MZ, 5.58%
                    due 3/25/2035                                       498,739
       508,749      Series 2005-NC2 Class A2MZ, 5.58%
                    due 3/25/2035                                       509,015

                New Century Home Equity Loan Trust (c):
       766,487      Series 2004-3 Class A3, 5.72%
                    due 11/25/2034                                      767,147
     1,595,174      Series 2005-2 Class A2MZ, 5.59%
                    due 6/25/2035                                     1,597,464

                Option One Mortgage Loan Trust (c):
       451,295      Series 2003-4 Class A2, 5.65%
                    due 7/25/2033                                       452,471
       500,000      Series 2005-1 Class M5, 6.58%
                    due 2/25/2035                                       504,894

                Park Place Securities, Inc. Series 2005-WCH1 (c):
       679,626      Class A1B, 5.63% due 1/25/2035                      680,680
       574,712      Class A3D, 5.67% due 1/25/2035                      575,650

       550,000  Popular ABS Mortgage Pass-Through Trust
                  Series 2005-1 Class M2, 5.507%
                  due 5/25/2035                                         539,695



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Asset-Backed Securities++                              Value

USD  2,828,332  RAAC Series 2005-SP2 Class 2A, 5.63%
                  due 6/25/2044 (c)                               $   2,831,227

                Residential Asset Mortgage Products, Inc. (c):
     2,342,723      Series 2004-RS11 Class A2, 5.60%
                    due 12/25/2033                                    2,348,067
     1,950,000      Series 2005-RS3 Class AI2, 5.50%
                    due 3/25/2035                                     1,954,052

       598,365  Residential Asset Securities Corp. Series
                  2003-KS5 Class AIIB, 5.62% due 7/25/2033 (c)          598,616

     3,400,000  Soundview Home Equity Loan Trust
                  Series 2005-OPT3 Class A4, 5.63%
                  due 11/25/2035 (c)                                  3,408,674

                Structured Asset Investment Loan Trust (c):
     2,300,000      Series 2003-BC6 Class M1, 6.08%
                    due 7/25/2033                                     2,308,649
     2,150,000      Series 2003-BC7 Class M1, 6.08%
                    due 7/25/2033                                     2,158,013
       840,000      Series 2004-8 Class M4, 6.33%
                    due 9/25/2034                                       844,756

       771,299  Structured Asset Securities Corp. Series
                  2004-23XS Class 2A1, 4.55% due 1/25/2035 (c)          773,171

     1,169,748  Wells Fargo Home Equity Trust Series 2004-2
                  Class A32, 5.67% due 2/25/2032 (c)                  1,171,771

       137,153  Whole Auto Loan Trust Series 2004-1 Class D,
                  5.60% due 3/15/2011                                   136,818

                Total Asset-Backed Securities
                (Cost--$65,093,477)--16.6%                           65,090,587



                Government & Agency Obligations

                Fannie Mae:
     7,980,000      4% due 2/28/2007                                  7,937,746
     3,900,000      7.125% due 1/15/2030                              4,933,102
     2,400,000  Federal Home Loan Bank System, 2.75%
                  due 11/15/2006                                      2,392,522
                U.S. Treasury Bonds:
       500,000      7.50% due 11/15/2016                                612,500
       310,000      8.125% due 8/15/2019                                408,813
     1,070,000      7.25% due 8/15/2022 (a)                           1,354,302
       220,000      6.25% due 8/15/2023                                 255,424
       220,000      6.625% due 2/15/2027                                270,531
     6,785,000      5.375% due 2/15/2031                              7,328,329
     3,010,000      4.50% due 2/15/2036                               2,884,191
                U.S. Treasury Inflation Indexed Bonds:
     2,818,666      3.875% due 1/15/2009                              2,899,593
     2,459,597      3.50% due 1/15/2011                               2,576,236
     5,114,592      1.625% due 1/15/2015                              4,864,857
                U.S. Treasury Notes:
    24,000,000      4% due 8/31/2007 (f)                             23,796,552
     1,680,000      4.625% due 2/29/2008                              1,675,931
       160,000      3.75% due 5/15/2008                                 157,506
     3,595,000      4.50% due 2/15/2009                               3,582,220



          Face
        Amount  Government & Agency Obligations                        Value

                U.S. Treasury Notes (concluded):
USD    960,000      4.875% due 5/15/2009                          $     965,550
       500,000      4.875% due 8/15/2009                                503,399
       250,000      3.875% due 5/15/2010                                244,111
       480,000      3.625% due 6/15/2010                                464,606
        95,000      4.25% due 10/15/2010                                 93,820
     6,665,000      4.25% due 1/15/2011 (f)                           6,574,136
        90,000      5% due 2/15/2011                                     91,593
     1,580,000      4.50% due 2/28/2011                               1,574,075
     4,095,000      4.625% due 8/31/2011 (f)                          4,099,480
       880,000      3.625% due 5/15/2013                                831,463
     6,420,000      4.50% due 11/15/2015 (f)                          6,357,803
     4,850,000      4.50% due 2/15/2016                               4,801,311
       380,000      5.125% due 5/15/2016                                394,191
     5,695,000      4.875% due 8/15/2016 (f)                          5,802,670

                Total Government & Agency Obligations
                (Cost--$99,547,346)--25.6%                          100,728,563



                Government Agency
                Mortgage-Backed Securities++

                Fannie Mae Guaranteed Pass-Through Certificates:
     2,374,609      5.00% due 11/01/2035                              2,283,227
     9,186,000      5.50% due 10/15/2036 (d)                          9,048,210
     1,829,142      6.00% due 11/01/2035 - 10/01/2036                 1,837,723
       809,861      6.50% due 6/01/2032 - 9/01/2036                     827,026
                Freddie Mac Mortgage Participation Certificates:
    18,878,860      5.00% due 10/15/2036 (d)                         18,153,194
     5,745,203      5.50% due 6/01/2020 - 1/01/2021                   5,744,147
    18,960,773      5.50% due12/01/2034 - 10/15/2036 (d)             18,698,061
       365,747      6.50% due 10/01/2033                                373,379
       523,349      7.00% due 9/01/2031 - 4/01/2032                     539,176
       851,329  Ginnie Mae MBS Certificates, 6.50% due
                  6/15/2031 - 4/15/2032                                 874,445

                Total Government Agency Mortgage-Backed
                Securities (Cost--$58,172,136)--14.8%                58,378,588



                Non-Government Agency
                Mortgage-Backed Securities++

Collateralized Mortgage Obligations--3.8%

                Impac Secured Assets CMN Owner Trust (c):
     1,265,073      Series 2004-3 Class 1A4, 5.73%
                    due 11/25/2034                                    1,268,793
     1,650,000      Series 2004-3 Class M1, 5.93%
                    due 11/25/2034                                    1,656,081
     2,138,704  JPMorgan Mortgage Trust Series 2005-A2
                  Class 4A1, 5.209% due 4/25/2035 (c)                 2,092,262
     1,940,964  Morgan Stanley ABS Capital I, Inc.
                  Series 2006-3AR Class 2A3, 5.907%
                  due 3/25/2036 (c)                                   1,958,502
     1,686,874  RMAC Plc Series 2003-NS2A Class A2C, 5.79%
                  due 9/12/2035 (c)                                   1,690,592
     3,198,778  Residential Accredit Loans, Inc. Series 2005-QS12
                  Class A8, 5.669% due 8/25/2035 (c)                  3,200,579



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face  Non-Government Agency
        Amount  Mortgage-Backed Securities++                           Value

Collateralized Mortgage Obligations (concluded)

                Structured Asset Securities Corp. (c):
USD    670,785      Series 2005-GEL2 Class A, 5.61%
                    due 4/25/2035                                $      671,154
     1,483,426      Series 2005-OPT1 Class A4M, 5.68%
                    due 11/25/2035                                    1,484,193
       847,673  Washington Mutual Series 2005-AR2 Class B4,
                  6.23% due 1/25/2045 (c)                               844,891
                                                                 --------------
                                                                     14,867,047

Commercial Mortgage-Backed Securities--7.7%

     4,500,000  Banc of America Commercial Mortgage, Inc.
                  Series 2006-2 Class A4, 5.741%
                  due 5/10/2045 (c)                                   4,659,216
     1,000,000  Bear Stearns Commercial Mortgage Security
                  Series 2002-FL1A Class D, 5.772%
                  due 8/03/2014 (c)(h)                                1,000,000
     4,500,000  Credit Suisse Mortgage Capital Certificates
                  Series 2006-C3 Class A3, 6.022%
                  due 6/15/2038 (c)                                   4,677,779
     2,350,000  GS Mortgage Securities Corp. II Series 2006-GG6
                  Class A2, 5.506% due 4/10/2038 (c)                  2,377,969
                Greenwich Capital Commercial Funding Corp.
                Class A4:
     3,400,000      Series 2004-GG1, 4.755% due 6/10/2036             3,361,958
     2,800,000      Series 2006-GG7, 6.111% due 7/10/2038 (c)         2,931,543
                JPMorgan Chase Commercial Mortgage Securities
                  Corp. Class A4 (c):
     4,900,000      Series 2006-CB15, 5.814%
                    due 6/12/2043                                     5,066,482
     4,000,000      Series 2006-LDP7, 6.066%
                    due 4/15/2045                                     4,178,201
     2,150,000  LB-UBS Commercial Mortgage Trust Series
                  2005-C3 Class A5, 4.739% due 7/15/2030              2,062,781
                                                                 --------------
                                                                     30,315,929

                Total Non-Government Agency
                Mortgage-Backed Securities
                (Cost--$44,530,546)--11.5%                           45,182,976



                Corporate Bonds

Aerospace & Defense--0.8%

     1,335,000  Goodrich Corp., 6.29% due 7/01/2016 (h)               1,377,972
       525,000  Honeywell International, Inc., 5.70%
                  due 3/15/2036                                         527,223
     1,130,000  Raytheon Co., 8.30% due 3/01/2010                     1,234,595
                                                                 --------------
                                                                      3,139,790

Airlines--0.4%

       433,691  American Airlines, Inc. Series 2003-1, 3.857%
                  due 1/09/2012                                         410,879
       475,000  Continental Airlines, Inc. Series 2002-1, 6.563%
                  due 8/15/2013                                         494,300
       630,000  Southwest Airlines Co., 7.875% due 9/01/2007            642,516
                                                                 --------------
                                                                      1,547,695



          Face
        Amount  Corporate Bonds                                        Value

Beverages--0.2%

                Anheuser-Busch Cos., Inc.:
USD    265,000      5.95% due 1/15/2033                          $      275,049
       445,000      5.75% due 4/01/2036                                 448,156
                                                                 --------------
                                                                        723,205

Capital Markets--1.6%

     1,090,000  Credit Suisse First Boston USA, Inc., 4.70%
                  due 6/01/2009                                       1,078,254
       640,000  FBG Finance Ltd., 5.875% due 6/15/2035 (h)              594,775
                Goldman Sachs Group, Inc.:
     1,920,000       5.70% due 9/01/2012                              1,952,653
     1,030,000       5.25% due 10/15/2013                             1,016,441
       110,000  Mellon Funding Corp., 6.40% due 5/14/2011               114,926
     1,030,000  Morgan Stanley, 5.30% due 3/01/2013                   1,028,416
       400,000  State Street Bank & Trust Co., 5.30%
                  due 1/15/2016                                         397,633
                                                                 --------------
                                                                      6,183,098

Commercial Banks--0.9%

       460,000  Bank One Corp., 8% due 4/29/2027                        566,596
       970,000  Barclays Bank Plc, 8.55% (c)(g)(h)                    1,090,269
       690,000  Corporacion Andina de Fomento, 6.875%
                  due 3/15/2012                                         735,143
       680,000  HSBC Bank USA NA, 5.875% due 11/01/2034                 675,798
       635,000  Shinsei Finance II (Cayman) Ltd., 7.16% (c)(g)(h)       633,809
                                                                 --------------
                                                                      3,701,615

Communications Equipment--0.1%

       240,000  Harris Corp., 5% due 10/01/2015                         226,212

Construction Materials--0.2%

       735,000  Lafarge SA, 6.15% due 7/15/2011                         750,780

Consumer Finance--0.4%

       890,000  American Express Co., 6.80% due 9/01/2066 (c)           939,614
       680,000  HSBC Finance Corp., 6.50% due 11/15/2008                697,069
                                                                 --------------
                                                                      1,636,683

Containers & Packaging--0.2%

       855,000  Sealed Air Corp., 5.625% due 7/15/2013 (h)              841,285

Diversified Financial Services--3.7%

       930,000  Bank of America Corp., 4.875% due 9/15/2012             914,369
                Citigroup, Inc.:
     1,440,000       5.625% due 8/27/2012                             1,466,204
       405,000       5.85% due 12/11/2034                               408,317
     1,230,000  General Electric Capital Corp., 6.75%
                  due 3/15/2032                                       1,405,939
                JPMorgan Chase & Co.:
       960,000       5.75% due 1/02/2013                                981,710
       770,000       4.75% due 3/01/2015                                734,491
       425,000       4.891% due 9/01/2015 (c)                           417,463



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Corporate Bonds                                        Value

Diversified Financial Services (concluded)

                Links Finance Corp. (c):
USD  1,000,000      5.64% due 9/15/2010                           $   1,000,750
     1,000,000      Series 54, 5.64% due 9/15/2010                    1,000,750
     1,000,000      Series 55, 5.64% due 9/15/2010                      999,003
                Sigma Finance Corp. (e):
     3,400,000      7.405% due 8/15/2011                              3,400,000
     1,700,000      5.372% due 3/31/2014 (c)                          1,704,670
                                                                 --------------
                                                                     14,433,666

Diversified Telecommunication Services--1.1%

       485,000  BellSouth Corp., 6% due 11/15/2034                      455,252
       435,000  Deutsche Telekom International Finance BV,
                  8.25% due 6/15/2030                                   531,435
     1,010,000  GTE Corp., 6.84% due 4/15/2018                        1,068,383
       790,000  SBC Communications, Inc., 6.45% due 6/15/2034           793,362
       865,000  TELUS Corp., 7.50% due 6/01/2007                        876,283
       570,000  Telecom Italia Capital SA, 6% due 9/30/2034             509,613
                                                                 --------------
                                                                      4,234,328

Electric Utilities--1.1%

       835,000  AEP Texas Central Co. Series D, 5.50%
                  due 2/15/2013                                         830,387
       240,000  Jersey Central Power & Light, 6.40%
                  due 5/15/2036 (h)                                     250,943
       475,000  Nevada Power Co., 6.65% due 4/01/2036 (h)               490,910
       500,000  Progress Energy, Inc., 5.625% due 1/15/2016             499,666
       640,000  SPI Electricity & Gas Australia Holdings Pty Ltd.,
                  6.15% due 11/15/2013 (h)                              664,821
       650,000  Sierra Pacific Power Co., 6% due 5/15/2016 (h)          651,690
       600,000  Southern California Edison Co., 5.625%
                  due 2/01/2036                                         582,267
       465,000  Westar Energy, Inc., 6% due 7/01/2014                   476,713
                                                                 --------------
                                                                      4,447,397

Energy Equipment & Services--0.1%

       415,000  Weatherford International Ltd., 5.50%
                  due 2/15/2016                                         408,714

Food Products--0.2%

       645,000  Tyson Foods, Inc., 6.60% due 4/01/2016                  664,127

Health Care Providers & Services--0.3%

       440,000  UnitedHealth Group, Inc., 5.80% due 3/15/2036           432,062
       645,000  WellPoint, Inc., 5.85% due 1/15/2036                    625,612
                                                                 --------------
                                                                      1,057,674

Hotels, Restaurants & Leisure--0.1%

       435,000  Harrah's Operating Co., Inc., 5.625%
                  due 6/01/2015                                         404,339

Industrial Conglomerates--0.2%

       640,000  Hutchison Whampoa International (03/33) Ltd.,
                  7.45% due 11/24/2033 (h)                              725,386



          Face
        Amount  Corporate Bonds                                        Value

Insurance--0.7%

USD    665,000  American International Group, Inc., 6.25%
                  due 5/01/2036                                  $      698,696
       865,000  Fund American Cos., Inc., 5.875% due 5/15/2013          854,986
     1,335,000  Montpelier Re Holdings Ltd., 6.125%
                  due 8/15/2013                                       1,289,686
                                                                 --------------
                                                                      2,843,368

Media--1.0%

       865,000  Comcast Corp., 6.50% due 1/15/2017                      902,922
       460,000  Cox Communications, Inc., 7.125%
                  due 10/01/2012                                        490,234
                News America, Inc.:
       710,000       6.40% due 12/15/2035                               696,320
       435,000       6.75% due 1/09/2038                                450,646
     1,355,000  Time Warner Companies, Inc., 9.125%
                  due 1/15/2013                                       1,578,823
                                                                 --------------
                                                                      4,118,945

Metals & Mining--0.3%

       430,000  Alcan, Inc., 5.75% due 6/01/2035                        407,474
       880,000  Vale Overseas Ltd., 6.25% due 1/11/2016                 873,400
                                                                 --------------
                                                                      1,280,874

Multi-Utilities--0.3%

       390,000  Consolidated Edison Co. of New York, 5.85%
                  due 3/15/2036                                         389,658
       445,000  Puget Energy, Inc., 5.483% due 6/01/2035                408,218
       300,000  Xcel Energy, Inc., 6.50% due 7/01/2036                  316,513
                                                                 --------------
                                                                      1,114,389

Office Electronics--0.4%

     1,385,000  Xerox Corp., 6.40% due 3/15/2016                      1,378,075

Oil, Gas & Consumable Fuels--2.1%

       490,000  Consolidated Natural Gas Co., 5%
                  due 12/01/2014                                        465,287
       590,000  Enterprise Products Operating LP Series B, 5.75%
                  due 3/01/2035                                         531,541
       763,200  Kern River Funding Corp., 4.893%
                  due 4/30/2018 (h)                                     739,319
       400,000  Motiva Enterprises LLC, 5.20% due 9/15/2012 (h)         396,371
       810,000  Northwest Pipeline Corp., 7% due 6/15/2016 (h)          828,225
     2,500,000  Pemex Project Funding Master Trust, 6.69%
                  due 6/15/2010 (c)(h)                                2,555,000
       625,000  Petrol-Canada, 5.95% due 5/15/2035                      596,431
       505,000  Talisman Energy, Inc., 5.85% due 2/01/2037              470,773
     1,665,000  Ultramar Diamond Shamrock Corp., 6.75%
                  due 10/15/2037                                      1,800,120
                                                                 --------------
                                                                      8,383,067

Pharmaceuticals--0.2%

       640,000  Wyeth, 6% due 2/15/2036                                 647,034



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Corporate Bonds                                        Value

Real Estate Investment Trusts (REITs)--0.5%

                Developers Diversified Realty Corp.:
USD    410,000      5.375% due 10/15/2012                        $      405,804
       300,000      5.50% due 5/01/2015                                 294,512
       550,000  Nationwide Health Properties, Inc., 6.59%
                  due 7/07/2038                                         561,173
       780,000  Westfield Capital Corp. Ltd., 5.125%
                  due 11/15/2014 (h)                                    756,896
                                                                 --------------
                                                                      2,018,385

Road & Rail--0.3%

                Canadian National Railway Co.:
       325,000      6.90% due 7/15/2028                                 373,444
       340,000      6.20% due 6/01/2036                                 363,346
       480,000  Norfolk Southern Corp., 7.05% due 5/01/2037             559,547
                                                                 --------------
                                                                      1,296,337

Semiconductors & Semiconductor Equipment--0.7%

     2,719,000  International Rectifier Corp., 4.25%
                  due 7/15/2007 (b)                                   2,685,013

Software--0.2%

       925,000  Oracle Corp. and Ozark Holding, Inc., 5.25%
                  due 1/15/2016                                         910,263

Thrifts & Mortgage Finance--0.4%

       795,000  Countrywide Financial Corp., 6.25%
                  due 5/15/2016                                         806,831
       915,000  Washington Mutual Bank, 6.75% due 5/20/2036             982,780
                                                                 --------------
                                                                      1,789,611

Wireless Telecommunication Services--0.3%

       427,000  AT&T Wireless Services, Inc., 8.75%
                  due 3/01/2031                                         545,877
       430,000  Sprint Capital Corp., 8.75% due 3/15/2032               524,385
                                                                 --------------
                                                                      1,070,262

                Total Corporate Bonds
                (Cost--$74,783,691)--19.0%                           74,661,617



                Foreign Government Obligations

EUR  4,500,000  Bundesobligation Series 143, 3.50%
                  due 10/10/2008                                      5,694,174
                Mexico Government International Bond:
USD  1,330,000      9.875% due 2/01/2010                              1,517,530
       292,000      6.375% due 1/16/2013                                307,038
       395,000      5.875% due 1/15/2014                                403,888

                Total Foreign Government Obligations
                (Cost--$7,681,597)--2.0%                              7,922,630



          Face
        Amount  Preferred Securities                                   Value

                Capital Trusts

Commercial Banks--0.6%

USD    495,000  BAC Capital Trust VI, 5.625% due 3/08/2035       $      459,021
       635,000  MUFG Capital Finance 1 Ltd., 6.346% (c)(g)              640,150
       445,000  RBS Capital Trust I, 5.512% (c)(g)                      432,387
       890,000  USB Capital IX, 6.189% (c)(g)                           900,106
                                                                 --------------
                                                                      2,431,664

Commercial Services & Supplies--0.1%

       445,000  ILFC E-Capital Trust II, 6.25%
                  due 12/21/2065 (c)(h)                                 444,855

Electric Utilities--0.1%

       420,000  Alabama Power Capital Trust V, 5.50%
                  due 10/01/2042 (c)                                    419,095

Oil, Gas & Consumable Fuels--0.2%

       500,000  Pemex Project Funding Master Trust, 7.375%
                  due 12/15/2014                                        540,500

                Total Capital Trusts
                (Cost--$3,799,759)--1.0%                              3,836,114



        Shares
          Held  Preferred Stocks

Commercial Banks--0.1%

       450,000  Barclays Bank Plc, 6.278%                               429,908

Thrifts & Mortgage Finance--0.4%

        30,400  Fannie Mae, 7.085% (c)                                1,609,300

                Total Preferred Stocks
                (Cost--$2,099,287)--0.5%                              2,039,208

                Total Preferred Securities
                (Cost--$5,899,046)--1.5%                              5,875,322



          Face
        Amount  Short-Term Securities

Commercial Paper**--4.8%

USD 19,000,000  UBS Finance (Delaware) LLC, 5.25%
                  due 10/02/2006                                     19,000,000

U.S. Government Agency Obligations**--14.4%

     4,600,000  Federal Home Loan Bank System, 4.40%
                  due 10/02/2006                                      4,600,000
    52,256,000  Freddie Mac, 5.143% due 10/24/2006                   52,091,762
                                                                 --------------
                                                                     56,691,762



    Beneficial
      Interest

USD 45,997,500  BlackRock Liquidity Series, LLC Money Market
                  Series, 5.33% (i)(j)(k)                            45,997,500

                Total Short-Term Securities
                (Cost--$121,689,262)--30.9%                         121,689,262



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


     Number of
     Contracts  Options Purchased                                      Value

Call Options Purchased--0.1%

           187  10-Year U.S. Treasury Note, expiring
                  October 2006 at USD 107                         $     222,062

                Total Options Purchased
                (Premiums Paid--$94,121)--0.1%                          222,062

                Total Investments
                (Cost--$477,491,222)--122.0%                        479,751,607



     Number of
     Contracts  Options Written                                        Value

Put Options Written--0.0%

           187  10-Year U.S. Treasury Note, expiring
                  October 2006 at USD 105                        $      (2,922)

                Total Options Written
                (Premiums Received--$75,348)--(0.0%)                    (2,922)

Total Investments, Net of Options Written
(Cost--$477,415,874*)--122.0%                                       479,748,685
Liabilities in Excess of Other Assets--(22.0%)                     (86,407,122)
                                                                 --------------
Net Assets--100.0%                                               $  393,341,563
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of September 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    478,340,963
                                                   ================
    Gross unrealized appreciation                  $      3,852,664
    Gross unrealized depreciation                       (2,444,942)
                                                   ----------------
    Net unrealized appreciation                    $      1,407,722
                                                   ================


 ** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

 ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying instruments, the average life may be substantially less than the original maturity.

(a) All or a portion of security held as collateral in connection with open financial futures contracts.

(b) Convertible security.

(c) Floating rate security.

(d) All or a portion of security represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(e) Restricted securities as to resale, representing 1.3% of net assets, were as follows:

                                Acquisition
    Issue                           Date             Cost          Value

    Sigma Finance Corp.:
       7.405% due 8/15/2011       2/13/2004     $ 3,400,000     $ 3,400,000
       5.372% due 3/31/2014       3/26/2004       1,700,000       1,704,670
                                                -----------     -----------
    Total                                       $ 5,100,000     $ 5,104,670
                                                ===========     ===========

(f) Security, or a portion of security, is on loan.

(g) The security is a perpetual bond and has no stated maturity date.

(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investments Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Money Market Series                    $ 16,381,000    $   81,108


(j) Security was purchased with cash proceeds from securities loans.

(k) Represents the current yield as of September 30, 2006.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

o Financial futures contracts purchased as of September 30, 2006 were as follows:

    Number of                     Expiration        Face        Unrealized
    Contracts      Issue             Date          Value       Appreciation

      89        5-Year U.S.        December
               Treasury Note         2006       $ 9,327,842     $   63,049


o   Financial futures contracts sold as of September 30, 2006 were as follows:

    Number of                     Expiration        Face        Unrealized
    Contracts      Issue             Date          Value       Depreciation

      101       2-Year U.S.
               Treasury Note    December 2006   $20,589,482    $   (65,018)
      285       10-Year U.S.
               Treasury Note    December 2006   $30,593,048       (204,765)
      181       30-Year U.S.
               Treasury Bond    December 2006   $20,011,356       (334,175)
                                                               ------------
    Total Unrealized Depreciation                              $  (603,958)
                                                               ============



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)



o   Swaps outstanding as of September 30, 2006 were as follows:



                                                                 Unrealized
                                                 Notional      Appreciation
                                                  Amount     (Depreciation)

    Receive (pay) a variable return
    based on the change in the since
    inception return of the U.S. Agency
    Index and pay a floating rate based
    on 1-month LIBOR minus 0.05%

    Broker, Lehman Brothers
    Special Finance
    Expires October 2006                        $12,600,000              --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR minus 0.035%

    Broker, UBS Warburg
    Expires October 2006                        $14,975,000              --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus 0.12%

    Broker, Lehman Brothers
    Special Finance
    Expires November 2006                       $13,400,000              --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR minus 0.06%

    Broker, UBS Warburg
    Expires December 2006                       $56,800,000              --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus 0.13%

    Broker, Lehman Brothers
    Special Finance
    Expires January 2007                        $14,200,000              --





                                                                 Unrealized
                                                 Notional      Appreciation
                                                  Amount     (Depreciation)

    Receive a fixed rate of 5.3225%
    and pay a floating rate based on
    3-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires April 2007                          $72,000,000      $ (77,732)

    Receive a fixed rate of 4.095%
    and pay a floating rate based on
    3-month LIBOR

    Broker, Citibank N.A.
    Expires September 2007                      $25,000,000       (280,318)

    Sold credit default protection
    on Sprint Capital Corp. and
    receive 1.50%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires September 2008                      $ 1,625,000          40,779

    Sold credit default protection on
    Comcast Cable Communications,
    Inc. and receive 1.15%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires September 2008                      $ 1,625,000          32,205

    Receive a fixed rate of 3.401%
    and pay 3.875% on Treasury
    Inflation Protected Securities (TIPS)
    adjusted principal

    Broker, JPMorgan Chase Bank
    Expires January 2009                        $ 2,937,000        (56,342)

    Sold credit default protection on
    Raytheon Co. and receive 0.73%

    Broker, JPMorgan Chase Bank
    Expires March 2009                          $   550,000           8,336

    Sold credit default protection on
    Nextel Communications, Inc.
    Class A and receive 1.72%

    Broker, JPMorgan Chase Bank
    Expires September 2009                      $ 1,035,000          41,890

    Bought credit default protection on
    Valero Energy Corp. and pay 1.03%

    Broker, Deutsche Bank AG
    Expires June 2010                           $   510,000        (13,229)



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)



    Swaps outstanding as of September 30, 2006 were as follows (continued):



                                                                 Unrealized
                                                 Notional      Appreciation
                                                  Amount     (Depreciation)

    Sold credit default protection on
    BellSouth Corp. and receive 0.26%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $   500,000       $   1,033

    Bought credit default protection on
    Valero Energy Corp. and pay 1.00%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                           $   510,000        (13,229)

    Sold credit default protection on
    CSX Corp. and receive 0.34%

    Broker, JPMorgan Chase Bank
    Expires December 2010                       $ 1,025,000           5,491

    Bought credit default protection on
    Sara Lee Corp. and pay 0.57%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $ 1,025,000         (7,820)

    Bought credit default protection on
    Brunswick Corp. and pay 0.60%

    Broker, JPMorgan Chase Bank
    Expires December 2010                       $ 1,035,000           (407)

    Bought credit default protection on
    ConAgra Foods, Inc. and pay 0.57%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $ 1,025,000        (14,106)

    Bought credit default protection on
    HJ Heinz Co. and pay 0.37%

    Broker, UBS Warburg
    Expires December 2010                       $ 1,025,000         (3,136)

    Bought credit default protection on
    CVS Corp. and pay 0.48%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                       $ 1,035,000        (11,080)

    Sold credit default protection on
    Goodrich Corp. and receive 0.44%

    Broker, UBS Warburg
    Expires December 2010                       $ 1,025,000           8,270



                                                                 Unrealized
                                                 Notional      Appreciation
                                                  Amount     (Depreciation)

    Bought credit default protection on
    RadioShack Corp. and pay 1.16%

    Broker, UBS Warburg
    Expires December 2010                       $ 1,035,000      $  (6,246)

    Bought credit default protection on
    Campbell Soup Co. and pay 0.26%

    Broker, UBS Warburg
    Expires December 2010                       $ 1,025,000         (6,283)

    Bought credit default protection on
    Kohl's Corp. and pay 0.39%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                       $ 1,035,000         (7,918)

    Bought credit default protection on
    TJX Cos., Inc. and pay 0.57%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires December 2010                       $ 1,035,000        (15,436)

    Bought credit default protection on
    Limited Brands, Inc. and pay 1.065%

    Broker, UBS Warburg
    Expires December 2010                       $ 1,035,000        (23,427)

    Sold credit default protection on
    Lehman Brothers Holdings, Inc.
    and receive 0.271%

    Broker, UBS Warburg
    Expires December 2010                       $ 1,025,000           3,570

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 5
    and receive 0.45%

    Broker, Deutsche Bank AG
    Expires December 2010                       $ 4,925,000          19,021

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 5
    and receive 0.45%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       $ 5,175,000          22,238



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)



    Swaps outstanding as of September 30, 2006 were as follows (continued):



                                                                 Unrealized
                                                 Notional      Appreciation
                                                  Amount     (Depreciation)

    Receive a fixed rate of 4.17% and
    pay 3.50% on Treasury Inflation
    Protected Securities (TIPS) adjusted
    principal

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires January 2011                        $ 2,525,000     $ (120,786)

    Bought credit default protection on
    Kohl's Corp. and pay 0.43%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                          $   995,000         (8,910)

    Bought credit default protection on
    Campbell Soup Co. and pay 0.25%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                          $   995,000         (5,667)

    Bought credit default protection on
    Sara Lee Corp. and pay 0.604%

    Broker, JPMorgan Chase Bank
    Expires March 2011                          $   995,000         (8,065)

    Bought credit default protection on
    Limited Brands, Inc. and pay 0.73%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                          $   995,000         (8,338)

    Sold credit default protection on
    Federated Department Stores, Inc.
    and receive 0.38%

    Broker, JPMorgan Chase Bank
    Expires March 2011                          $   985,000         (4,278)

    Bought credit default protection on
    Tyson Foods, Inc. and pay 1.185%

    Broker, JPMorgan Chase Bank
    Expires June 2011                           $ 1,055,000         (4,482)

    Bought credit default protection on
    Computer Sciences Corp. and
    pay 0.88%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2011                           $   980,000        (20,802)



                                                                 Unrealized
                                                 Notional      Appreciation
                                                  Amount     (Depreciation)

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Crossover Index
    Series 6 and receive 1.90%

    Broker, JPMorgan Chase Bank
    Expires June 2011                           $ 2,300,000       $  10,183

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 6
    and receive 0.40%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2011                           $ 2,300,000           3,143

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 6
    and receive 0.40%

    Broker, JPMorgan Chase Bank
    Expires June 2011                           $ 9,205,000          33,688

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade High Volatility
    Index Series 6 and receive 0.75%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2011                           $ 4,600,000           7,802

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade High Volatility
    Index Series 6 and receive 0.75%

    Broker, JPMorgan Chase Bank
    Expires June 2011                           $ 9,220,000           3,984

    Receive a floating rate based on
    1-month LIBOR plus 0.47%, which
    is capped at a fixed coupon of 6%,
    and pay a floating rate based on
    1-month LIBOR

    Broker, Credit Suisse
    First Boston
    Expires June 2011                           $23,000,000         (6,297)



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)



    Swaps outstanding as of September 30, 2006 were as follows (concluded):



                                                                 Unrealized
                                                 Notional      Appreciation
                                                  Amount     (Depreciation)

    Bought credit default protection on
    MeadWestvaco Corp. and pay 0.85%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires September 2013                      $   955,000    $         67

    Bought credit default protection on
    Eastman Chemical Co. and
    pay 0.68%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires September 2013                      $   955,000         (6,115)
                                                               ------------
    Total                                                      $  (488,749)
                                                               ============


o   Currency Abbreviations:
        EUR   Euro
        USD   U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Statement of Assets and Liabilities

As of September 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$431,399,601)
       (including securities loaned of $44,755,360)                                                               $   433,532,045
       Investments in affiliated securities, at value (identified cost--$45,997,500)                                   45,997,500
       Options purchased, at value (premiums paid--$94,121)                                                               222,062
       Unrealized appreciation on swaps                                                                                   241,700
       Swap premiums paid                                                                                                   1,630
       Cash                                                                                                               155,346
       Receivables:
           Interest                                                                            $     2,449,832
           Swaps                                                                                     1,313,715
           Capital shares sold                                                                         544,747
           Dividends                                                                                    28,710
           Variation margin                                                                             25,891
           Principal paydowns                                                                            3,600
           Securities lending                                                                            2,628          4,369,123
                                                                                               ---------------    ---------------
       Total assets                                                                                                   484,519,406
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       45,997,500
       Options written, at value (premiums received--$75,348)                                                               2,922
       Unrealized depreciation on swaps                                                                                   730,449
       Swap premiums received                                                                                              27,803
       Payables:
           Securities purchased                                                                     42,641,849
           Capital shares redeemed                                                                     746,474
           Dividends to shareholders                                                                   538,094
           Other affiliates                                                                            153,408
           Investment adviser                                                                          106,689
           Distributor                                                                                  58,026
           Swaps                                                                                        29,667         44,274,207
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             144,962
                                                                                                                  ---------------
       Total liabilities                                                                                               91,177,843
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   393,341,563
                                                                                                                  ===============

Net Assets Consist of*

       Class A Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                               $     1,494,682
       Class B Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                       566,889
       Class C Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                       225,358
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,019,487
       Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       68,464
       Paid-in capital in excess of par                                                                               395,096,922
       Accumulated distributions in excess of investment income--net                           $   (1,339,495)
       Accumulated realized capital losses--net                                                    (5,096,859)
       Unrealized appreciation--net                                                                  1,306,115
                                                                                               ---------------
       Total accumulated losses--net                                                                                  (5,130,239)
                                                                                                                  ---------------
       Net assets                                                                                                 $   393,341,563
                                                                                                                  ===============

Net Asset Value*

       Class A--Based on net assets of $174,205,976 and 14,946,817 shares outstanding                             $         11.66
                                                                                                                  ===============
       Class B--Based on net assets of $66,074,005 and 5,668,888 shares outstanding                               $         11.66
                                                                                                                  ===============
       Class C--Based on net assets of $26,272,643 and 2,253,579 shares outstanding                               $         11.66
                                                                                                                  ===============
       Class I--Based on net assets of $118,812,244 and 10,194,865 shares outstanding                             $         11.65
                                                                                                                  ===============
       Class R--Based on net assets of $7,976,695 and 684,635 shares outstanding                                  $         11.65
                                                                                                                  ===============

           * Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1,
             Investor B1, Investor C2 and Institutional Shares, respectively.

             See Notes to Financial Statements.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Statement of Operations

For the Year Ended September 30, 2006
Investment Income

       Interest                                                                                                   $    20,301,431
       Dividends                                                                                                          108,756
       Securities lending--net                                                                                             81,108
                                                                                                                  ---------------
       Total income                                                                                                    20,491,295
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,501,797
       Transfer agent fees--Class A*                                                                   404,054
       Account maintenance and distribution fees--Class B*                                             399,179
       Transfer agent fees--Class I*                                                                   315,656
       Transfer agent fees--Class B*                                                                   202,072
       Account maintenance fees--Class A*                                                              168,087
       Accounting services                                                                             143,062
       Account maintenance and distribution fees--Class C*                                             120,529
       Professional fees                                                                                93,344
       Registration fees                                                                                81,636
       Printing and shareholder reports                                                                 70,639
       Transfer agent fees--Class C*                                                                    62,419
       Interest on securities sold short                                                                59,667
       Pricing fees                                                                                     38,316
       Account maintenance and distribution fees--Class R                                               36,443
       Custodian fees                                                                                   36,228
       Transfer agent fees--Class R                                                                     17,503
       Directors' fees and expenses                                                                      6,129
       Other                                                                                            60,586
                                                                                               ---------------
       Total expenses                                                                                                   3,817,346
                                                                                                                  ---------------
       Investment income--net                                                                                          16,673,949
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        (5,983,734)
           Financial futures contracts and swaps--net                                                  280,621
           Options written--net                                                                       (91,435)
           Short sales--net                                                                            287,537
           Foreign currency transactions--net                                                           36,667        (5,470,344)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          1,324,436
           Financial futures contracts and swaps--net                                                (919,689)
           Options written--net                                                                         75,847
           Foreign currency transactions--net                                                         (59,725)            420,869
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (5,049,475)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    11,624,474
                                                                                                                  ===============

           * Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1,
             Investor B1, Investor C2 and Institutional Shares, respectively.

             See Notes to Financial Statements.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                         September 30,
Increase (Decrease) in Net Assets:                                                                     2006           2005
Operations

       Investment income--net                                                                  $    16,673,949    $    14,067,265
       Realized gain (loss)--net                                                                   (5,470,344)          2,947,785
       Change in unrealized appreciation/depreciation--net                                             420,869        (6,001,169)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         11,624,474         11,013,881
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders**

       Investment income--net:
           Class A                                                                                 (7,084,815)        (6,432,644)
           Class B                                                                                 (3,006,889)        (3,561,110)
           Class C                                                                                   (916,122)          (824,691)
           Class I                                                                                 (5,584,635)        (6,355,420)
           Class R                                                                                   (279,770)          (158,204)
       Realized gain--net:
           Class A                                                                                   (842,510)          (299,540)
           Class B                                                                                   (438,093)          (187,720)
           Class C                                                                                   (116,661)           (42,023)
           Class I                                                                                   (808,779)          (283,716)
           Class R                                                                                    (33,618)            (6,523)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (19,111,892)       (18,151,591)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions              (52,155,732)          4,984,940
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (59,643,150)        (2,152,770)
       Beginning of year                                                                           452,984,713        455,137,483
                                                                                               ---------------    ---------------
       End of year*                                                                            $   393,341,563    $   452,984,713
                                                                                               ===============    ===============
           * Accumulated distributions in excess of investment income--net                     $   (1,339,495)    $     (249,064)
                                                                                               ===============    ===============

          ** Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1,
             Investor B1, Investor C2 and Institutional Shares, respectively.

             See Notes to Financial Statements.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Financial Highlights
The following per share data                          Class A+++                                      Class B+++
and ratios have been derived
from information provided in               For the Year Ended September 30,                For the Year Ended September 30,
the financial statements.             2006     2005      2004     2003     2002       2006     2005      2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   11.85 $  12.04 $  12.01  $  11.77 $  11.47   $  11.85  $  12.04 $  12.01  $  11.78 $  11.47
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net                .48++    .38++    .34++     .41++      .51      .43++     .33++    .29++     .36++      .46
Realized and unrealized
gain (loss)--net                      (.12)    (.05)      .08       .25      .30      (.12)     (.05)      .08       .24      .31
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .36      .33      .42       .66      .81        .31       .28      .37       .60      .77
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions:
  Investment income--net              (.49)    (.50)    (.39)     (.42)    (.51)      (.44)     (.45)    (.34)     (.37)    (.46)
  Realized gain--net                  (.06)    (.02)       --        --       --      (.06)     (.02)       --        --       --
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.55)    (.52)    (.39)     (.42)    (.51)      (.50)     (.47)    (.34)     (.37)    (.46)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $   11.66 $  11.85 $  12.04  $  12.01 $  11.77   $  11.66  $  11.85 $  12.04  $  12.01 $  11.78
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                             3.13%    2.50%    3.54%     5.69%    7.32%      2.71%     2.08%    3.12%     5.17%    6.97%
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                               .85%     .81%     .81%      .77%     .76%      1.26%     1.22%    1.22%     1.18%    1.17%
                                  ==============================================   ==============================================
Investment income--net                4.16%    3.17%    2.83%     3.42%    4.47%      3.72%     2.76%    2.42%     3.02%    4.06%
                                  ==============================================   ==============================================


Supplemental Data

Net assets, end of year
(in thousands)                    $ 174,206 $165,192 $163,221  $157,128 $139,659   $ 66,074  $ 94,934 $108,404  $142,522 $141,993
                                  ==============================================   ==============================================
Portfolio turnover                  214.77%  217.69%  239.14%   299.97%  314.59%    214.77%   217.69%  239.14%   299.97%  314.59%
                                  ==============================================   ==============================================

      * Total investment returns exclude the effects of sales charges.

     ++ Based on average shares outstanding.

    +++ Effective October 2, 2006, Class A and Class B Shares were redesignated Investor A1 and
        Investor B1 Shares, respectively.

        See Notes to Financial Statements.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Financial Highlights (continued)
The following per share data                          Class C+++                                      Class I+++
and ratios have been derived
from information provided in               For the Year Ended September 30,                For the Year Ended September 30,
the financial statements.             2006     2005      2004     2003     2002       2006     2005      2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   11.85 $  12.04 $  12.01  $  11.78 $  11.47   $  11.85  $  12.04 $  12.01  $  11.77 $  11.47
                                  ----------------------------------------------   ----------------------------------------------

Investment income--net                .43++    .33++    .29++     .35++      .46      .48++     .39++    .35++     .42++      .52
Realized and unrealized
gain (loss)--net                      (.12)    (.05)      .08       .25      .31      (.12)     (.04)      .07       .25      .30
                                  ----------------------------------------------   ----------------------------------------------

Total from investment operations        .31      .28      .37       .60      .77        .36       .35      .42       .67      .82
                                  ----------------------------------------------   ----------------------------------------------

Less dividends and distributions:
  Investment income--net              (.44)    (.45)    (.34)     (.37)    (.46)      (.50)     (.52)    (.39)     (.43)    (.52)
  Realized gain--net                  (.06)    (.02)       --        --       --      (.06)     (.02)       --        --       --
                                  ----------------------------------------------   ----------------------------------------------

Total dividends and distributions     (.50)    (.47)    (.34)     (.37)    (.46)      (.56)     (.54)    (.39)     (.43)    (.52)
                                  ----------------------------------------------   ----------------------------------------------

Net asset value, end of year      $   11.66 $  11.85 $  12.04  $  12.01 $  11.78   $  11.65  $  11.85 $  12.04  $  12.01 $  11.77
                                  ==============================================   ==============================================


Total Investment Return*

Based on net asset value
per share                             2.70%    2.07%    3.11%     5.16%    6.97%      3.15%     2.60%    3.65%     5.78%    7.43%
                                  ==============================================   ==============================================


Ratios to Average Net Assets

Expenses                              1.27%    1.23%    1.23%     1.19%    1.16%       .75%      .71%     .71%      .67%     .66%
                                  ==============================================   ==============================================

Investment income--net                3.75%    2.76%    2.41%     2.95%    4.02%      4.22%     3.28%    2.93%     3.52%    4.57%
                                  ==============================================   ==============================================


Supplemental Data

Net assets, end of year
(in thousands)                    $  26,273 $ 23,811 $ 23,701  $ 27,605 $ 12,535   $118,812  $162,729 $157,201  $218,281 $195,515
                                  ==============================================   ==============================================

Portfolio turnover                  214.77%  217.69%  239.14%   299.97%  314.59%    214.77%   217.69%  239.14%   299.97%  314.59%
                                  ==============================================   ==============================================

      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Class I Shares are no longer subject to any front-end sales charge.

     ++ Based on average shares outstanding.

    +++ Effective October 2, 2006, Class C and Class I Shares were redesignated Investor C1 and
        Institutional Shares, respectively.

        See Notes to Financial Statements.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Financial Highlights (concluded)
                                                                                             Class R

                                                                                                                   For the Period
                                                                                                                     January 3,
                                                                                                                    2003++++ to
The following per share data and ratios have been derived                 For the Year Ended September 30,         September 30,
from information provided in the financial statements.                 2006             2005            2004            2003
Per Share Operating Performance

       Net asset value, beginning of period                       $      11.85     $      12.04     $      12.01     $      11.75
                                                                  ------------     ------------     ------------     ------------
       Investment income--net++                                            .44              .34              .31              .20
       Realized and unrealized gain (loss)--net                          (.14)            (.06)              .09              .37
                                                                  ------------     ------------     ------------     ------------
       Total from investment operations                                    .30              .28              .40              .57
                                                                  ------------     ------------     ------------     ------------
       Less dividends and distributions:
          Investment income--net                                         (.44)            (.45)            (.37)            (.31)
          Realized gain--net                                             (.06)            (.02)               --               --
                                                                  ------------     ------------     ------------     ------------
       Total dividends and distributions                                 (.50)            (.47)            (.37)            (.31)
                                                                  ------------     ------------     ------------     ------------
       Net asset value, end of period                             $      11.65     $      11.85     $      12.04     $      12.01
                                                                  ============     ============     ============     ============

Total Investment Return

       Based on net asset value per share                                2.63%            2.09%            3.25%         4.90%+++
                                                                  ============     ============     ============     ============

Ratios to Average Net Assets

       Expenses                                                          1.25%            1.21%            1.14%           1.23%*
                                                                  ============     ============     ============     ============
       Investment income--net                                            3.78%            2.81%            2.49%           2.46%*
                                                                  ============     ============     ============     ============

Supplemental Data

       Net assets, end of period (in thousands)                   $      7,977     $      6,319     $      2,611     $        121
                                                                  ============     ============     ============     ============
       Portfolio turnover                                              214.77%          217.69%          239.14%          299.97%
                                                                  ============     ============     ============     ============

          * Annualized.

         ++ Based on average shares outstanding.

       ++++ Commencement of operations.

        +++ Aggregate total investment return.

            See Notes to Financial Statements.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Intermediate Term Portfolio (the "ML Fund") and Merrill Lynch Bond Fund, Inc., which the ML Fund is a part of, were renamed BlackRock Intermediate Term Fund (the "Fund") and BlackRock Bond Fund, Inc. (the "Bond Fund"), respectively. The Bond Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class
C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B1, Investor C2 and Institutional Shares, respectively. Class R Shares were not redesignated. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Bond Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Bond Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Bond Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Bond Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Bond Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined as of the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Bond Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Bond Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Expenses--Certain expenses have been allocated to the individual funds in the Bond Fund on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Bond Fund.

(k) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(l) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $894,863 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses, $2,714 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income, and $33 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to swap agreements, the reclassification of distributions, accounting for pay downs gains (losses), foreign currency transactions, amortization methods on fixed income securities and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Bond Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Bond Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Bond Fund. There is no increase in the aggregate fees paid by the Bond Fund for these services.

FAM is responsible for the management of the Fund and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Bond Fund. For such services, the Bond Fund pays a monthly fee with respect to the Fund based upon the aggregate average daily value of the Fund's net assets and the Bond Fund's BlackRock High Income Fund's (formerly High Income Portfolio of Merrill Lynch Bond Fund, Inc.) and Master Bond Portfolio (formerly Master Core Bond Portfolio) of Master Bond Trust's net assets at the following annual rates: .50% of the Bond Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and ..35% of average daily net assets in excess of $750 million. For the year ended September 30, 2006, the aggregate average daily net assets of the Fund, including the Bond Fund's BlackRock High Income Fund and Master Bond
Portfolio, was approximately $4,670,883,000.

Pursuant to the Distribution Plans adopted by the Bond Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Bond Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .10%                 --
Class B                                         .25%               .25%
Class C                                         .25%               .25%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Bond Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                     $    372          $   4,640
Class I                                     $  1,854          $  18,567


For the year ended September 30, 2006, MLPF&S received contingent deferred sales charges of $16,027 and $1,341 relating to transactions in Class B and Class C Shares, respectively.

The Fund received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of September 30, 2006, the Fund lent securities with a value of $9,946,220 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended September 30, 2006, MLIM, LLC received $34,722 in securities lending agent fees.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


In addition, MLPF&S received $71 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 2006.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Bond Fund's transfer agent.

For the year ended September 30, 2006, the Fund reimbursed MLIM $9,597 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, the Fund's Transfer Agent became PFPC, Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor. MLIM, LLC, the security lending agent, became BlackRock Investment Management, LLC.

Prior to the closing, certain officers and/or directors of the Bond Fund are officers and/or directors of FAM, PSI, FAMD, MLAM U.K., FDS, ML & Co., MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the years ended September 30, 2006 and September 30, 2005 were $841,113,550 and $889,795,160, respectively.

Transactions in options written for the year ended September 30, 2006 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received

Outstanding call options written,
   beginning of year                             451    $       116,754
Options closed                                  (51)           (62,000)
Options expired                                (400)           (54,754)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                    --    $            --
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.



                                           Number of           Premiums
                                          Contracts*           Received

Outstanding put options written,
   beginning of year                              51    $       153,925
Options written                                  390            361,286
Options closed                                 (254)          (439,863)
                                     ---------------    ---------------
Outstanding put options written,
   end of year                                   187    $        75,348
                                     ===============    ===============


 * One contract represents a notional amount of $1,000,000.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was ($52,155,732) and $4,984,940 for the years ended September 30, 2006 and September 30, 2005, respectively.

Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B1, Investor C2 and Institutional Shares, respectively. Class R Shares were not redesignated.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                4,216,055    $    48,958,045
Automatic conversion of shares             1,096,847         12,712,296
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             240,577          2,791,402
                                     ---------------    ---------------
Total issued                               5,553,479         64,461,743
Shares redeemed                          (4,544,655)       (52,707,531)
                                     ---------------    ---------------
Net increase                               1,008,824    $    11,754,212
                                     ===============    ===============



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


Class A Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                4,535,049    $    54,302,513
Automatic conversion of shares               623,716          7,463,174
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             183,976          2,201,594
                                     ---------------    ---------------
Total issued                               5,342,741         63,967,281
Shares redeemed                          (4,961,286)       (59,409,642)
                                     ---------------    ---------------
Net increase                                 381,455    $     4,557,639
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                1,518,883    $    17,648,323
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             244,489          2,839,590
                                     ---------------    ---------------
Total issued                               1,763,372         20,487,913
                                     ---------------    ---------------
Automatic conversion of shares           (1,096,770)       (12,712,296)
Shares redeemed                          (3,007,797)       (34,916,156)
                                     ---------------    ---------------
Total redeemed                           (4,104,567)       (47,628,452)
                                     ---------------    ---------------
Net decrease                             (2,341,195)    $  (27,140,539)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                2,130,652    $    25,509,010
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             254,743          3,048,821
                                     ---------------    ---------------
Total issued                               2,385,395         28,557,831
Automatic conversion of shares             (623,716)        (7,463,174)
Shares redeemed                          (2,754,850)       (32,987,080)
                                     ---------------    ---------------
Total redeemed                           (3,378,566)       (40,450,254)
                                     ---------------    ---------------
Net decrease                               (993,171)    $  (11,892,423)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                  811,197    $     9,401,610
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              67,332            781,492
                                     ---------------    ---------------
Total issued                                 878,529         10,183,102
Shares redeemed                            (633,640)        (7,355,845)
                                     ---------------    ---------------
Net increase                                 244,889    $     2,827,257
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                  687,259    $     8,228,008
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              53,322            638,192
                                     ---------------    ---------------
Total issued                                 740,581          8,866,200
Shares redeemed                            (699,990)        (8,384,441)
                                     ---------------    ---------------
Net increase                                  40,591    $       481,759
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                2,995,636    $    34,799,687
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              76,188            884,872
                                     ---------------    ---------------
Total issued                               3,071,824         35,684,559
Shares redeemed                          (6,608,186)       (77,037,636)
                                     ---------------    ---------------
Net decrease                             (3,536,362)    $  (41,353,077)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                3,830,201    $    45,826,919
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              77,916            932,401
                                     ---------------    ---------------
Total issued                               3,908,117         46,759,320
Shares redeemed                          (3,234,309)       (38,706,228)
                                     ---------------    ---------------
Net increase                                 673,808    $     8,053,092
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                  479,520    $     5,558,307
Shares issued to shareholders in
   reinvestment of dividends                  26,274            304,692
                                     ---------------    ---------------
Total issued                                 505,794          5,862,999
Shares redeemed                            (354,421)        (4,106,584)
                                     ---------------    ---------------
Net increase                                 151,373    $     1,756,415
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                  388,856    $     4,652,417
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              13,568            162,217
                                     ---------------    ---------------
Total issued                                 402,424          4,814,634
Shares redeemed                             (86,138)        (1,029,761)
                                     ---------------    ---------------
Net increase                                 316,286    $     3,784,873
                                     ===============    ===============



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2006.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:


                                           9/30/2006          9/30/2005

Distributions paid from:
  Ordinary income                    $    16,872,231    $    17,442,555
  Net long-term capital gains              2,239,661            709,036
                                     ---------------    ---------------
Total taxable distributions          $    19,111,892    $    18,151,591
                                     ===============    ===============


As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Accumulated distributions in excess of
   investment income--net                               $     (526,064)
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total accumulated distributions in excess of
   investment income--net                                     (526,064)
Capital loss carryforward                                            --
Unrealized losses--net                                     (4,604,175)*
                                                        ---------------
Total accumulated losses--net                           $   (5,130,239)
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


7. Acquisition by BlackRock Bond Fund of BlackRock Bond Fund, Inc.:
On October 16, 2006, BlackRock Bond Fund of BlackRock Bond Fund, Inc. acquired all of the net assets of the Fund pursuant to a plan of reorganization.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Report of Independent Registered Public Accounting Firm
                                                      BlackRock Bond Fund, Inc.


To the Shareholders and Board of Directors of BlackRock Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Intermediate Term Fund, one of the portfolios constituting BlackRock Bond Fund, Inc. (the "Fund"), formerly Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc., as of September 30, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Intermediate Term Fund of BlackRock Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 22, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by BlackRock Intermediate Term Fund of BlackRock Bond Fund, Inc. for the fiscal year ended September 30, 2006:


Federal Obligation Interest

Month Paid:               October 2005 - September 2006            7.76%*

Interest-Related Dividends for Non-U.S. Residents

Month Paid:               October 2005                           54.37%**
                          November 2005 - December 2005          91.72%**
                          January 2006 - September 2006          92.17%**

 * The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


Additionally, the Fund distributed long-term capital gains of $.058788 per share to shareholders of record on December 20, 2005.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Directors of the Fund considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between BlackRock Bond Fund, Inc., on behalf of the Fund, and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006. The directors also noted the proposal that BlackRock Bond Fund of BlackRock Bond Fund, Inc. ("BlackRock Bond Fund") acquire the assets and liabilities of the Fund, as part of a reorganization proposed to be closed in the fourth calendar quarter of 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, the independent directors consulted with their counsel and counsel for the Fund on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board's deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction, including the proposed reorganization in which BlackRock Bond Fund would acquire the assets and the liabilities of the Fund, and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter (or until any proposed Fund reorganization takes place), in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that, Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution (in the event the proposed reorganization of the Fund does not take place);

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in February 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In its deliberations, the Board considered information received in connection with its most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The Board, including a majority of the Board's independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the investment performance of the Fund, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund. The directors also considered the proposed reorganization in which BlackRock would acquire the assets and liabilities of the Fund.

The Board was given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with its recent review of the Previous Investment Advisory Agreement, the Board had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. The Board also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



In reviewing the Transaction, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rates of compensation, the Board determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The Board noted that in conjunction with the most recent deliberations concerning the Previous Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. The Board concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The Board noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--The Board considered investment performance for the Fund. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The Board believed the Fund's performance was satisfactory. Also, the Board took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the Fund's shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Officers and Directors
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                      Position(s)  Length of                                                     Fund Complex   Directorships
                      Held with    Time                                                          Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years        Director       Director
Interested Director


Robert C. Doll, Jr.*  President    2005 to    Vice Chairman and Director of BlackRock, and       129 Funds      None
P.O. Box 9011         and          present    Global Chief Investment Officer for Equities,      174 Portfolios
Princeton,            Director                Chairman of the BlackRock Private Client
NJ 08543-9011                                 Operating Committee, and member of the
Age: 52                                       BlackRock Executive Committee since 2006;
                                              President of the Funds advised by Merrill Lynch
                                              Investment Managers ("MLIM") and its affiliates
                                              ("MLIM/FAM-advised funds") from 2005 to 2006
                                              and Chief Investment Officer thereof from 2001
                                              to 2006; President of MLIM and Fund Asset
                                              Management, L.P. ("FAM") from 2001 to 2006;
                                              Co-Head (Americas Region) thereof from 2000 to
                                              2001 and Senior Vice President from 1999 to
                                              2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") from 2001 to 2006; Chief
                                              Investment Officer of OppenheimerFunds, Inc. in
                                              1999 and Executive Vice President thereof from
                                              1991 to 1999.

 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser.
   Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Officers and Directors (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                      Position(s)  Length of                                                     Fund Complex   Directorships
                      Held with    Time                                                          Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years        Director       Director
Independent Directors*

Ronald W. Forbes**    Director     1981 to    Professor Emeritus of Finance, School of Business, 50 Funds       None
P.O. Box 9095                      present    State University of New York at Albany since       52 Portfolios
Princeton,                                    2000 and Professor thereof from 1989 to 2000;
NJ 08543-9095                                 International Consultant, Urban Institute,
Age: 66                                       Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery Director     1994 to    Professor, Harvard Business School since 1989;     50 Funds       Newell
P.O. Box 9095                      present    Associate Professor, J.L. Kellogg Graduate School  52 Portfolios  Rubbermaid, Inc.
Princeton,                                    of Management, Northwestern University from                       (manufacturing)
NJ 08543-9095                                 1985 to 1989; Associate Professor, Graduate
Age: 54                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School Publishing since 2005; Director,
                                              McLean Hospital since 2005.


Jean Margo Reid       Director     2004 to    Self-employed consultant since 2001; Counsel       50 Funds       None
P.O. Box 9095                      present    of Alliance Capital Management (investment         52 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 61                                       (investment adviser/broker-dealer) from 1997 to
                                              2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                              from 1994 to 2000; Director and Secretary of
                                              SCB, Inc. since 1998; Director and Secretary of
                                              SCB Partners, Inc. since 2000; and Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth    Director     2000 to    President, Middle East Institute, from 1995 to     50 Funds       None
P.O. Box 9095                      present    2001; Foreign Service Officer, United States       52 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 71                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West       Director     1980 to    Professor of Finance from 1984 to 1995, Dean       50 Funds       Bowne & Co.,
P.O. Box 9095                      present    from 1984 to 1993 and since 1995 Dean              52 Portfolios  Inc. (financial
Princeton,                                    Emeritus of New York University's Leonard N.                      printers);
NJ 08543-9095                                 Stern School of Business Administration.                          Vornado Realty
Age: 68                                                                                                         Trust (real estate
                                                                                                                company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


Edward D. Zinbarg     Director     2000 to    Self-employed financial consultant since 1994;     50 Funds       None
P.O. Box 9095                      present    Executive Vice President of the Prudential         52 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 71                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006


Officers and Directors (concluded)

                      Position(s)  Length of
                      Held with    Time
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice         1993 to    Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011         President    present    from 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
Princeton,            and          and        thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
NJ 08543-9011         Treasurer    1999 to
Age: 46                            present


Jeffrey Hiller        Fund Chief   2004 to    Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011         Compliance   present    Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,            Officer                 Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011                                 Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 53                                       Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary    2004 to    Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                      present    2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from
NJ 08543-9011                                 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484


Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Log into your account



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios


BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios


BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios


BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios


BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++

  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.

+++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK INTERMEDIATE TERM FUND OF BLACKROCK BOND FUND, INC.
                                                             SEPTEMBER 30, 2006



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -  Fiscal Year Ending September 30, 2006 - $37,000
                              Fiscal Year Ending September 30, 2005 - $35,000

            (b) Audit-Related Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

            (c) Tax Fees -    Fiscal Year Ending September 30, 2006 - $6,000
                              Fiscal Year Ending September 30, 2005 - $8,715

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending September 30, 2006 - $3,050,250
                Fiscal Year Ending September 30, 2005 - $6,827,388

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
            (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Intermediate Term Portfolio of BlackRock Bond Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Intermediate Term Portfolio of BlackRock Bond Fund, Inc.


Date: November 17, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Intermediate Term Portfolio of BlackRock Bond Fund, Inc.


Date: November 17, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       Intermediate Term Portfolio of BlackRock Bond Fund, Inc.


Date: November 17, 2006